UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 5, 2025

MSD INVESTMENT CORP.

(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01481	87-4195402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 Madison Ave, Floors 19-21 New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212-303-4728

One Vanderbilt Avenue, 26th Floor New York, NY 10017

Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 2.02. Results of Operations and Financial Condition.

The information set form in Item 7.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.02.

Item 7.01. Regulation FD Disclosure.

Preliminary Estimates of Financial and Operating Highlights as of December 31, 2024

MSD Investment Corp. (the “Company”) is reporting preliminary estimates of the Company's financial results for the year ended December 31, 2024, which are estimated as of March 5, 2025. This information is being reported prior to the filing of the Company's annual report on form 10-K, for the year ended December 31, 2024. The following table presents financial and operating highlights (i) as of December 31, 2024 and December 31, 2023 and (ii) for the years ended December 31, 2024, 2023:

	As of
	December 31, 2024	December 31, 2023
Total assets	$4,685,663	$2,316,063
Investments in portfolio companies, at fair value	$4,529,064	$2,197,053
Borrowings	$2,232,043	$1,148,025
Net assets	$2,401,934	$937,586
Net asset value per common share	$23.87	$23.26
Leverage ratio (borrowings / total assets)	47.6%	49.6%

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023
Average net assets	$1,659,875	$695,339
Average borrowings	$1,774,784	$804,401
Cost of investments purchased	$3,464,619	$1,550,830
Sales of investments	$249,531	$78,128
Principal repayments	$950,462	$319,913
Net investment income	$183,025	$96,142
Net realized gains (losses)	$26,176	$2,439
Net change in unrealized appreciation (depreciation)	$16,107	$37,095
Net increase (decrease) in net assets resulting from operations	$225,308	$135,676
Net investment income per share - basic and diluted	$2.77	$3.23
Earnings per share - basic and diluted	$3.41	$4.56
Total return based on NAV	16.16%	22.10%

The following table presents selected information regarding The Company's investment portfolio as of December 31, 2024 and December 31, 2023:

	As of
	December 31, 2024		December 31, 2023
Investments:
Number of portfolio companies	84		61
Number of investments	161		93
Average investment at fair value	$28,131		$23,624
Average cost of debt investments as a percentage of par (1)	98.25%		97.18%
Debt investments on non-accrual status as a percent of amortized cost of total debt investments	0.25%		0.51%
Debt investments on non-accrual status as a percent of fair value of total debt investments	0.10%		0.11%
Number of debt investments on non-accrual status	1		1
Weighted Average EBITDA (mm) (2)	193.0		245.3
Median EBITDA (mm) (2)	134.5		187.2
Weighted average net debt through tranche (2)	4.2x		4.1x
Weighted average interest rate coverage (2)	2.3x		3.1x
Percentage of sponsored investments	83.50%		83.65%

Floating interest rate debt investments:
Percent of debt portfolio (3)	97.4%		96.3%
Weighted average interest rate floors	0.89%		0.73%
Weighted average coupon spread to base interest rate	575	bps	626	bps
Weighted average effective yield on floating rate debt investments at amortized cost (4)	10.65%		12.85%
3 Month SOFR	4.31%		5.33%

Fixed interest debt investments: (5)
Percent of debt portfolio (3)	2.6%		3.7%
Weighted average coupon rate	9.03%		8.94%
Weighted average effective yield on fixed rate debt investments at amortized cost (4)	10.46%		9.89%

Other metrics:
Weighted average years to maturity on debt investments	4.69	years	4.12	years
Weighted average effective yield on the portfolio at amortized cost (4) (5)	10.70%		12.74%

(1) Calculated as amortized cost of all debt investments divided by the par value of all debt investments.
(2) Calculations are based on portfolio company financial statements available to the Company at period end.
(3) Percent is calculated as a percentage of fair value of total debt investments.
(4) Weighted average effective yield is calculated as the effective yield of each investment and weighted by its amortized cost as compared to the aggregate amortized cost of all investments.
(5) Calculations exclude non-performing debt investments.

The information disclosed under this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing made by the Company under the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

Item 7.01 of this Form 8-K contains forward-looking statements with respect to the business and investments of the Company, including, but not limited to, the preliminary estimates of its financial information and results for the year ended December 31, 2024, which are based on current information available to the Company as of the date hereof. The preliminary financial estimates furnished above are based on the Company management’s preliminary determinations and current expectations as of March 5, 2025, and such information is inherently uncertain.

The preliminary financial estimates provided herein have been prepared by, and are the responsibility of, management. Neither Deloitte & Touche LLP, our independent registered public accounting firm, nor any other independent accountants have audited, reviewed, compiled, or performed any procedures with respect to the preliminary financial data set forth above. Accordingly, Deloitte & Touche LLP does not express an opinion or any form of assurance with respect thereto and assumes no responsibility for, and disclaims any association with, this information. The preliminary financial estimates may not align with the Company’s actual results of operations for the period, which will not be known until the Company completes its customary financial year-end closing, including the determination of the fair value of the Company’s portfolio investments, final adjustments and other developments that arise between now and the time that our financial results for the fiscal year ended December 31, 2024 are finalized. Actual results could differ materially from the current preliminary financial estimates based on adjustments made during the Company’s year-end closing and audit procedures, and the Company’s reported information in its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 may differ from this information, and any such differences may be material. In addition, the information furnished above does not include all of the information regarding the Company’s financial condition and results of operations for the fiscal year and three months ended December 31, 2024 that may be important to readers. As a result, readers are cautioned not to place undue reliance on the information furnished in Item 7.01 and should view this information in the context of the Company’s full fourth quarter 2024 results when such results are disclosed by the Company in its Annual Report on Form 10-K for the fiscal year ended December 31, 2024. The information furnished in this Item 7.01 is based on our management’s current expectations that involve substantial risks and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, such information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MSD Investment Corp.

Dated: March 5, 2025	By:	/s/ Brian Williams
		Name:	Brian Williams
		Title:	Chief Financial Officer and Treasurer